ASSET PURCHASE AND INDEMNITY AGREEMENT

This Asset Purchase and Indemnity Agreement (this “Agreement”) is made and entered into as of this 16 day of October, 2007 by and among Fireline Restoration, Inc., a Florida corporation as the purchaser (the “Purchaser”), RG America, Inc., a Nevada corporation (“RGA”) and the following RGA subsidiaries: Restoration Group America 2003, Inc., a Texas corporation, Restoration Group America, Inc., a Texas corporation (“Restoration Group America”), RG Restoration, Inc., a Texas corporation, RG Insurance Services, Inc., a Texas corporation, CTFD, Inc., a Texas corporation (“CTFD”), CTFD Marine, Inc., a Texas corporation (“CTFD Marine”), RG Risk Management, Inc., a Texas corporation (“RGRM”), Invvision Funding, Inc., a Texas corporation, Practical Building Solutions 2000, Inc., a Texas corporation, and RG Florida GC, Inc., a Florida corporation, as the seller (RGA and the foregoing subsidiaries are referred to herein collectively as the “Seller” and individually as a “Seller Entity”).

R E C I T A L S:

A. The Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, certain equipment and vehicles comprising the Assets (as defined below) used in the restoration and construction business and Restoration Group America’s PropertySMARTTM risk management program (the restoration and construction business and the PropertySMARTTM risk management program are collectively referred to herein as the “Business”).

B. Laurus Master Fund, Ltd. (“Laurus”) has provided financing to the Seller (the “Laurus Debt”) and in connection therewith was granted Liens (as defined below) on all assets of the Seller, including, without limitation, Liens on the Assets (as defined below), all pursuant to that certain Security Agreement dated as of October 1, 2005.

C. The Purchaser is a party to that certain Consulting Agreement, dated as of March 2007 (the “Consulting Agreement”), among Home Solutions of America, Inc., a Delaware corporation and parent company of the Purchaser (“HSOA”), RGA and certain of RGA’s subsidiaries that are parties thereto, whereby, among other things, RGA and certain of the RGA subsidiaries granted to the Purchaser certain of their respective rights to collect certain accounts receivable (the “Consulting Assets”).

D. Laurus and HSOA are parties to that certain Release Agreement of even date herewith (the “Release Agreement”), whereby Laurus has agreed, among other things, to release its Liens on all of the assets of RGA and its subsidiaries, including the Assets, and whereby HSOA has agreed to issue to Laurus, 2,000,000 shares of its common stock, par value $.001 per share (the “Shares”).

E. At the closing of the transactions contemplated by this Agreement, HSOA has agreed to enter into the Royalty Agreement with RGRM in the form attached hereto as Exhibit “A” (the “Royalty Agreement”), pursuant to which HSOA agrees to pay RGRM the Royalty (as defined in the Royalty Agreement).

F. HSOA enters into this Agreement for the limited purpose of agreeing to enter into the Royalty Agreement with RGRM.

A G R E E M E N T:

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Purchaser agree as follows:

ARTICLE I

PURCHASE AND SALE

1.01 Purchase and Sale of Assets. Subject to the terms and conditions in this Agreement, the Seller agrees to sell and convey, and the Purchaser agrees to purchase and accept, all of the Seller’s right, title and interest in and to (i) the equipment and vehicles listed on Schedule 1.01 together with all ownership and maintenance records, title certificates, and warranties related thereto and (ii) the PropertySMARTTM risk management program as described on Schedule 1.01 (collectively, the “Assets”), free and clear of any and all liens, prior assignments, security interests, charges, pledges, claims or encumbrances of any kind or character whatsoever (collectively, “Liens”), except for the Lien set forth on Schedule 3.05.

1.02 Purchase Price. The purchase price for the Assets (the “Purchase Price”) is (i) HSOA obtaining Laurus’ release of the Laurus Debt and its Liens on the Assets pursuant to the Release Agreement, in exchange for HSOA’s issuance of the Shares to Laurus pursuant to and in accordance with the Release Agreement; and (ii) the amounts due to RGRM pursuant to the Royalty Agreement. The Seller acknowledges and agrees that Laurus’ release of the Laurus Debt and its Liens on the Assets in exchange for HSOA’s issuance of the Shares to Laurus, and the amounts due to RGRM pursuant to the Royalty Agreement are material benefits to the Seller and as such, represent sufficient consideration for the sale of the Assets to the Purchaser.

1.03 Date, Time and Place of Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of the Seller at 10:00 a.m., local time, on November 5, 2007, or as promptly as practicable thereafter as soon as the conditions set forth in Article VI are satisfied, or at such other date, time or place fixed by mutual written consent of the Purchaser and the Seller, but in no event later than November 30, 2007, unless the Purchaser agrees to extend such date (such date, as it may be extended, the “Termination Date”). All proceedings to take place at the Closing shall take place simultaneously, and no delivery shall be considered to have been made until all such proceedings have been completed (the date of such Closing is referred to herein as the “Closing Date”).

1.04 Effective Time. The transactions contemplated by this Agreement shall be deemed effective for tax and all other purposes as of 8:00 a.m., Dallas, Texas time, on the Closing Date (the “Effective Time”), unless otherwise mutually agreed in writing by the parties. Notwithstanding the foregoing, for accounting purposes, the effective time of the transactions contemplated by this Agreement shall be the effective time determined by Purchaser as reflected in its books and records.

1.05 Assumed Liabilities. Purchaser is not assuming any liability or obligation of the Seller or with respect to the Assets, including, without limitation, accounts payable, or any obligations with respect to the Seller’s lenders and creditors.

1.06 Instruments Delivered at Closing.

(a) At the Closing, the Seller shall execute and/or deliver to the Purchaser:

(i) a bill of sale, in form and substance satisfactory to the Purchaser, for the Assets;

(ii) such other instruments of transfer as the Purchaser shall deem necessary or appropriate to convey the Assets to the Purchaser, including, without limitation, assignments of patents, trademarks and other intellectual property rights sufficient to transfer the rights to the PropertySMARTTM risk management program to the Purchaser, and individual assignments and bills of sale for each vehicle and piece of equipment comprising a portion of the Assets in forms reasonably acceptable to Purchaser, title certificates, and such other documents, bills of sale, certificates of title, endorsements, assignments and instruments necessary, advisable or desirable to vest in Purchaser good and marketable title to all of the Assets;

(iii) such keys and other similar items as the Purchaser shall require to obtain full occupation, possession and control of the Assets;

(iv) written consents from all third parties required for the transfer and assignment of the Assets;

(v) corporate resolutions of each Seller Entity pursuant to Section 3.02.

(b) At the Closing, the Purchaser shall cause to be delivered to the Seller:

(i) a counterpart to the Royalty Agreement, duly executed by HSOA; and

(ii) corporate resolutions pursuant to Section 4.01.

ARTICLE 2
COSTS AND ALLOCATIONS

2.01 Closing Costs. The Purchaser shall pay any sales and other transfer tax attributable to the transfer of the Assets to the Purchaser. All legal, accounting, or other costs incurred by the Seller or the Purchaser in connection with the transactions contemplated herein shall be borne by the party who incurred such costs; provided, however, that the Purchaser agrees to reimburse the Seller for bona fide legal fees incurred by the Seller solely in connection with the negotiation of the transactions contemplated by this Agreement and the preparation and filing of the Information Statement (as defined in Section 4.04 herein), subject to the offset rights of HSOA set forth in the Royalty Agreement, in an amount not to exceed Fifty Thousand and NO/100 Dollars ($50,000.00), upon the Purchaser’s receipt of invoice from the Seller’s legal counsel.

2.02 Allocation of Purchase Price. The Seller and the Purchaser agree to allocate the Purchase Price among the Assets on the basis set forth on Exhibit “B”. The Seller and the Purchaser agree to furnish such reports and returns to the Internal Revenue Service and the Secretary of the Treasury as may be required by Section 1060 of the Internal Revenue Code of 1986, as amended and Treasury Regulations thereunder, and such returns or reports shall be consistent with the allocation of Purchase Price set forth on Exhibit “B”.

2.03 Liabilities. Except for the liabilities set forth on Section 2.03 of the Seller’s Disclosure Schedule (herein so called), Purchaser shall not assume and shall not be liable for or obligated to pay or assume, and none of the Assets or the assets of Purchaser shall be or become liable for or subject to, any liability, indebtedness, commitment or obligation of any Seller Entity or any of their Affiliates (as hereinafter defined), whether known or unknown, fixed or contingent, recorded or unrecorded, currently existing or hereafter arising or otherwise. As used herein, the term “Affiliate” shall mean, with respect to any party to this Agreement, any entity or person that directly or indirectly controls, is controlled by or is under common control with such party. The Seller agrees that the Seller will pay all of its liabilities.

2.04 Prorations. All insurance, licenses, etc. shall be prorated between the Purchaser and the Seller as of the day of Closing.

2.05 Covenants and Further Assurance. The Seller shall, at any time and from time to time after the Closing Date, upon request of the Purchaser and without further cost or expense to Purchaser, execute and deliver such instruments of conveyance and assignment and shall take such actions as the Purchaser may reasonably request to more effectively carry out the transactions contemplated by this Agreement.

ARTICLE III

REPRESENTATIONS OF SELLER

Each Seller Entity, jointly and severally, represents to the Purchaser the following:

3.01 Good Standing. RGA is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Each Seller Entity is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated.

3.02 Corporate and Stockholder Approval. This Agreement, and the execution, delivery and performance of same, have been duly approved by the Seller (and each Seller Entity) and constitutes a valid and binding obligation against the Seller (and each Seller Entity), enforceable in accordance with its terms, subject as to enforceability, to bankruptcy, insolvency reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). A copy of all corporate resolutions of each Seller Entity approving this Agreement and the transactions contemplated hereby shall be delivered by the Seller to the Purchaser upon the execution hereof. Other than the RGA Stockholder Consent (as hereinafter defined), no consent, approval, or order of any person, entity, organization, third party, lender, creditor or the shareholders of any entity is required in connection with the execution, delivery or performance of the transactions contemplated by this Agreement.

3.03 Conflicts; Defaults. The execution and delivery of this Agreement and the performance by the Seller of the transactions contemplated hereby, do not and will not (a) violate, conflict with, or constitute a breach or default under any of the terms of the certificate of incorporation, articles of incorporation, bylaws, or other organizational documents of the Seller (or any entity comprising the Seller), (b) result in the creation or imposition of any Liens in favor of any third party upon any of the Assets or the Business, (c) violate or require any authorization, approval, consent or other action by, or registration, declaration or filing with or notice to any governmental authority pursuant to any law, statute, judgment, decree, injunction, order, writ, rule or regulation of any governmental authority affecting the Business or the Assets, or (d) conflict with or result in a breach of, create an event of default (or event that, with the giving of notice or lapse of time or both, would constitute an event of default) under, any contract, lease, agreement, note, deed of trust, indenture, order, judgment or decree to which any Seller is a party or by which any Seller or any of the Assets is bound or affected.

3.04 Enforceability. This Agreement has been, and the other agreements and instruments to be executed and delivered by the Seller in connection herewith will be, on or prior to the Closing Date, duly executed and delivered by each Seller Entity and (assuming due authorization, execution and delivery hereof by the Purchaser) constitute or, upon execution and delivery, will constitute the valid, legal and binding obligations of each Seller Entity, enforceable against each Seller Entity in accordance with their respective terms; subject as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or effecting creditors’ rights and the exercise of judicial discretion in accordance with principles of equity.

3.05 Clear Title. The Seller is the owner of, and has good and marketable title to, all of the Assets. Except as set forth on Schedule 3.05 of the Seller’s Disclosure Schedule, the Assets are owned by the Seller, and shall be delivered to the Purchaser, free and clear of all Liens.

3.06 Adverse Agreements and Changes. The Seller is not (a) a party to any agreement or instrument, or to the best of Seller’s knowledge, subject to any judgment, order, writ, injunction, decree, rule or regulation which materially adversely affects the Assets or the Business, or (b) aware of any pending event or condition which will have a material adverse impact on the Assets or Business, except as set forth on Schedule 3.08 of the Seller’s Disclosure Schedule.

3.07 Brokers or Finders Fees. No person is entitled to compensation by reason of any agreement or understanding with the Seller, as a broker or finder in connection with the sale and purchase of the Assets.

3.08 Litigation. Except as set forth on Schedule 3.08 of the Seller’s Disclosure Schedule, there is not pending or, to the best knowledge of the Seller, threatened, any litigation, action, suit, arbitration, investigation, inquiry, audit, complaint, charge, or other proceeding to which the Seller is a party involving the Assets or Business, or to which the Assets or the Business is or could be subject, before or by any court or governmental or regulatory agency or body.

3.09 Assets. Schedule 1.01 contains a true, complete and accurate list of all of the Assets, including (i) for vehicles and equipment comprising a portion of the Assets, a description of each vehicle or piece of equipment, the year of manufacture, the complete address of its location, the state of registration, and title registration number(s), the name of the Seller Entity owning each such Asset, and the name of the Seller Entity in which title for each such Asset is registered, respectively, and (ii) with respect to PropertySMARTTM risk management program, a complete description of such program.

3.10 Stockholder Consent. RGA has obtained the written affirmative consent of no less than 66 2/3% of the stockholders of RGA in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby (“RGA Stockholder Consent”). A true and correct copy of the RGA Stockholder Consent has been delivered to the Purchaser. No stockholder of RGA has rescinded its consent or informed Seller that such stockholder intends to rescind its consent.

3.11Absence of Undisclosed Information. Except as set forth on Schedule 3.11 of the Seller’s Disclosure Schedule, the Assets are not subject to (i) any liabilities or obligations of any nature, fixed or contingent, or any facts that might give rise to any such liabilities or obligations, which would materially adversely affect the Assets, or (ii) any liabilities or adverse claims against or relating to the Assets.

3.12 Personal Property Leases. None of the Assets are subject to a personal property, vehicle, equipment or other lease or contingent sale arrangement.

3.13 Taxes.

(a) Each Seller Entity has, on the Closing Date will have, (i) timely filed all returns, schedules and declarations (including any withholding and information returns) required to be filed by any jurisdiction to which any Seller Entity is or has been subject with respect to any Taxes (as defined below), all of which returns, schedules and declarations are, or will, when filed by the applicable filing date (including any extensions thereof), be true, complete, accurate and correct in all material respects, (ii) paid in full all Taxes due and payable (or claimed to be due and payable by any federal, state, local or foreign Taxing authority), including all taxes on the Assets, (iii) paid or finally settled all Tax deficiencies asserted or assessed against any Seller Entity, and (iv) made timely payments to the proper governmental authorities of the Taxes required to be deducted and withheld from the wages paid to its employees.

(b) No Seller Entity (i) is delinquent in the payment of any Tax, (ii) has been granted an extension of time to file any Tax return which has expired, or will expire, on or before the Closing Date without such return having been filed, and (iii) has granted to any other person or entity a power of attorney or similar authorization with respect to the settlement of its liability for Taxes.

(c) No deficiencies for any Tax has been claimed, proposed or assessed (whether or not finally or tentatively, orally or in writing), no requests for waivers of the time to assess any deficiency for any Taxes are pending, and there are no pending or threatened Tax audits, investigations or claims for or relating to (i) the assessment or collection of Taxes, or (ii) a claim for refund made with respect to Taxes previously paid. There are no matters under discussion or dispute with any governmental authorities with respect to Taxes that may have been raised, nor are there any issues Seller believes will be raised in the future, by any Taxing authority with respect to Taxes accruing on or prior to the Closing Date.

(d) There are, and as of the Closing Date there will be, no Liens for Taxes upon the Assets except for statutory Liens for Taxes not yet due and not delinquent. On the Closing Date, Purchaser will take title to the Assets free and clear of all Liens for Taxes except for statutory Liens for Taxes not yet due and not delinquent.

As used in this Agreement, “Taxes” (and all derivations thereof) means all federal, state, local and foreign income, sales, use, property, payroll and other taxes imposed by any governmental authority with respect to the ownership, operation, transfer or use of the Business or the Assets, or in any other way relating to the Business or the Assets.

3.14 Environmental Laws. To the best knowledge of each Seller Entity, neither any Seller Entity nor the Business is or has been (a) subject to any environmental hazards, risks, or liabilities, or (b) in violation of any federal, state or local statutes, regulations, laws or orders pertaining to environmental matters, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), as supplemented and amended, 42 U.S.C. Section 9601 et seq.; the Resource Conservation and Recovery Act, as amended (“RCRA”), 42 U.S.C. Section 6901, et seq.; the Federal Clean Air Act, 42 U.S.C. Section 7401, et seq.; the Federal Water Pollution Control Act, Federal Clean Water Act of 1977, 33 U.S.C. Section 1251, et seq.; Federal Hazardous Materials Transportation Act, 48 U.S.C. Section 1801, et seq.; Federal Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq.; and the Federal Safe Drinking Water Act, 42 U.S.C. Section 300f, et seq. To the best knowledge of each Seller Entity, no Hazardous Substances (which for purposes of this Section 3.14 shall mean and include any hazardous or toxic substances, pollutants, contaminants, materials or wastes, including but not limited to those substances, pollutants, contaminants, materials and wastes listed in the United States Department of Transportation Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances pursuant to 40 CFR Part 302, or such substances, materials and wastes which are regulated under any federal environmental law or any applicable local or state environmental law, including without limitation CERCLA, ECRA, RCRA; toxic substances as defined under the Toxic Substance Control Act, 15 U.S.C. 2601, et seq.; or any of the following: hydrocarbons, petroleum and petroleum products, asbestos, polychlorinated biphenyls, formaldehyde, radioactive substances, flammables and explosives) have been and through the Closing Date will be, disposed of or released or discharged from or onto (including groundwater contamination) any Asset or any place where the Business has been operated or services have been provided by any Seller Entity in violation of any applicable environmental statute, regulation, or ordinance. To the best knowledge of each Seller Entity, neither any Seller Entity, nor any Affiliate of any Seller Entity has allowed any Hazardous Substances to be discharged, possessed, managed, processed, or otherwise handled in a manner which is in violation of applicable law, and each Seller Entity has complied and is compliant with all environmental laws applicable to the Assets. Neither any Seller Entity nor its Affiliates or agents have received any communication (written or oral) that alleges that any Seller Entity or the Business is not in compliance with all applicable environmental laws.

3.15 Full Disclosure. The information provided and to be provided by the Seller to Purchaser in this Agreement, in the Schedules attached hereto or in any other writing pursuant hereto does not and will not contain any untrue statement of a material fact and does not and will not omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not false or misleading. Copies of all statements, reports, documents and other materials heretofore or hereafter delivered or made available to the Purchaser pursuant hereto and thereto were or will be at the time of their delivery to the Purchaser true, complete and accurate copies of such statements, reports, documents and other materials.

3.16 Intellectual Property.

(a) The Seller (i) owns and has independently developed or acquired or (ii) has the valid right or license to all Seller IP Rights (as hereinafter defined) relating to the Assets. The Seller IP Rights are sufficient for the conduct of PropertySMARTTM risk management program as it has been historically conducted in all material respects.

(b) Seller has not transferred ownership of any Intellectual Property that is or was Seller-Owned IP Rights and that relates or was related to the Assets to any third party or knowingly permitted Seller’s rights in any Intellectual Property that is or was Seller-Owned IP Rights to enter the public domain or, with respect to any Intellectual Property for which Seller has submitted an application or obtained a registration, lapse (other than through the expiration of registered Intellectual Property at the end of its maximum statutory term).

(c) Seller owns and has good and exclusive title to each item of Seller-Owned IP Rights and each item of Seller Registered Intellectual Property that comprises a portion of the Assets, free and clear of any Liens (other than non-exclusive licenses granted by Seller in the ordinary course of its business consistent with past practice on its standard form of customer agreement and on terms materially similar to such standard form). “Seller Registered Intellectual Property” means all United States, international and foreign: (i) patents and patent applications (including provisional applications); (ii) registered trademarks, applications to register trademarks, intent-to-use applications or other registrations or applications related to trademarks; (iii) registered Internet domain names; (iv) registered copyrights and applications for copyright registration; and (v) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with or recorded by any governmental authority owned by, registered or filed in the name of Seller. “Third-Party Intellectual Property Rights” means any Intellectual Property owned by a third party.

(d) Schedule 3.16 of the Seller Disclosure Schedule lists all Seller Registered Intellectual Property that comprises a portion of the Assets, including the jurisdictions in which each such item of Intellectual Property has been issued or registered or in which any application for such issuance and registration has been filed or in which any other filing or recordation has been made.

(e) All registration, maintenance and renewal fees currently due in connection with each item of Seller Registered Intellectual Property have been paid and all documents, recordations and certificates in connection with such Seller Registered Intellectual Property currently required to be filed have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of prosecuting, maintaining and perfecting such Seller Registered Intellectual Property and recording the Seller’s ownership interests therein.

(f) There are no royalties, honoraria, fees or other payments payable by the Seller to any person or entity (other than salaries payable to employees, consultants and independent contractors not contingent on or related to use of their work product), as a result of the ownership, use, possession, license-in, license-out, sale, marketing, advertising or disposition of any Seller-Owned IP Rights by Seller.

(g) To the best knowledge of the Seller, there is no unauthorized use, unauthorized disclosure, infringement or misappropriation of any Seller-Owned IP Rights by any third party, including any employee or former employee of Seller. Seller has not brought any action, suit or proceeding for infringement or misappropriation of any Intellectual Property or breach of any Seller IP Rights Agreement.

(h) To the best knowledge of the Seller, no current or former employee, consultant or independent contractor of Seller has any right, license, claim or interest whatsoever in or with respect to any Seller-Owned IP Rights.

For purposes of this Agreement, (i) “Intellectual Property” means any and all worldwide industrial and intellectual property rights and all rights associated therewith, including all patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof, all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data, proprietary processes and formulae, algorithms, specifications, customer lists and supplier lists, all industrial designs and any registrations and applications therefor, all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor, Internet domain names, Internet and World Wide Web URLs or addresses, all copyrights, copyright registrations and applications therefor, and all other rights corresponding thereto, all mask works, mask work registrations and applications therefor, and any equivalent or similar rights in semiconductor masks, layouts, architectures or topology, all computer software, including all source code, object code, firmware, network and network equipment monitoring, management and security related tools and utilities, development tools, files, records and data, all schematics, netlists, test methodologies, test vectors, emulation and simulation tools and reports, hardware development tools, and all rights in prototypes, breadboards and other devices, all databases and data collections and all rights therein, all moral and economic rights of authors and inventors, however denominated, and any similar or equivalent rights to any of the foregoing, and all tangible embodiments of the foregoing, (ii) “Seller IP Rights” means any and all Intellectual Property related to the Assets, and (iii) “Seller-Owned IP Rights” means Seller IP Rights that are owned or are purportedly owned by Seller.

3.17 No Violation. The execution, delivery and performance of this Agreement and all other agreements and instruments executed and delivered by the Seller in connection with this Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in the breach of any term or provision of, or violate or constitute a judgment, decree, writ, law or regulation to which the Seller is a party or by which the Seller is in any way bound or obligated.

3.18 Representations as of the Effective Date and Closing. The Seller Entities’ representations set forth in this Agreement shall be true on and as of the date of this Agreement and the Closing as though such representations were made on and as of such times.

3.19 Disclaimer of Other Representations and Warranties. Except as expressly set forth in this Article III, the Seller makes no representations or warranties, express or implied, at law or in equity, in respect of any of its assets (including, without limitation, the Assets), liabilities or operations, including without limitation, with respect to merchantability or fitness for any particular purpose, and any such other representations or warranties are hereby expressly disclaimed. The Purchaser hereby acknowledges and agrees that, except to the extent specifically set forth in this Article III, the Purchaser is purchasing the Assets on an “as-is, where-is basis.” Without limiting the generality of the foregoing, the Seller makes no representation or warranty regarding any assets other than the Assets and none shall be implied, at law or in equity.

ARTICLE IV

AGREEMENTS OF THE PARTIES

4.01 Access and Information. Each Seller Entity shall afford to the Purchaser and Purchaser’s accountants, counsel and other representatives full and reasonable access from time to time throughout the period from the date hereof until the Closing Date to Seller’s properties, books, contracts, commitments, personnel and records relating to the Business and the Assets, and, during such period, each Seller Entity will (or will cause its representatives to) furnish to the Purchaser and the Purchaser’s accountants, counsel and other representatives copies of such documents and all such other information as the Purchaser may reasonably request as well as any other information that the Purchaser or its accountants, counsel and other representatives deem necessary to complete any filings necessary under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

4.02 Conduct of the Business Pending Closing. From the date hereof through the Closing Date:

(a) Ordinary Course of Business. Each Seller Entity shall use all reasonable efforts to preserve the business organization of the Business intact, and to preserve for Purchaser the goodwill of those suppliers, customers, employees and others having business relations involving the Assets;

(b) Operation of Business. Each Seller Entity shall maintain the Assets in good order and condition, subject to ordinary wear and tear;

(c) Contracts. No Seller Entity shall enter into any contract, purchase order or other commitment directly or indirectly affecting the Assets, except contracts and commitments entered into in the ordinary course of business consistent with past practices, which are freely transferable to Purchaser without the consent of any party, and with respect to which Seller has obtained Purchaser’s prior written consent;

(d) Material Adverse Effect. Seller shall give prompt written notice (but not later than two (2) business days after the occurrence thereof) to Purchaser of any (i) Material Adverse Effect; and (ii) change that would render any representation or warranty made by any Seller Entity hereunder untrue or incomplete in any material respect as of the date of such change;

(e) Compliance with Representations and Warranties. Without limiting the foregoing, each Seller Entity agrees that it shall not take any action or permit to occur any event, directly or indirectly within the control of Seller, that would cause any representation or warranty contained herein to be inaccurate or untrue on or prior to the Closing Date; and

(f) Consents. Each Seller Entity shall use its best efforts to obtain all consents and approvals of third parties necessary for the consummation of the transactions contemplated by this Agreement.

4.03 Exclusivity. From and after the date hereof through the Closing Date, no Seller Entity nor any of their respective Affiliates, partners, shareholders, officers, directors, employees, or agents, shall, directly or indirectly, solicit, initiate or engage in or continue (including without limitation, furnishing any information concerning the Assets) discussions, inquiries or proposals, or enter into any negotiations for the purpose or with the intention of leading to any proposal, concerning the acquisition or purchase by any other party of the Business or any part thereof or any Asset.

4.04 Stockholders’ Consent; Information Statement.

(a) RGA shall, as soon as practicable after the execution of this Agreement, distribute to its stockholders, the RGA Stockholder Consent; together with the written recommendation of the Board of Directors of RGA that the terms of this Agreement are fair to and in the best interest of the stockholders of RGA and declaring this Agreement to be advisable.

(b) As promptly as practicable but in no event later than ten (10) days after the execution of this Agreement, RGA, after consultation with Purchaser, shall file an information statement (the “Information Statement”) under and pursuant to the provisions of the Exchange Act. RGA, after consultation with Purchaser, shall respond promptly to all comments made by the Securities and Exchange Commission (the “SEC”) with respect to the preliminary Information Statement and cause a definitive Information Statement to be filed with the SEC and mailed to its stockholders, as required by the Exchange Act. RGA will notify Purchaser promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Information Statement, or for additional information, and will supply Purchaser with copies of all correspondence between RGA and the SEC or its staff with respect to the Information Statement. RGA shall provide draft Information Statements to Purchaser and use commercially reasonable efforts to accept Purchaser’s comments related thereto.

(c) Each of Purchaser and RGA agrees to provide as promptly as practicable to the other such information concerning its business and financial statements and affairs as, in the reasonable judgment of the other party, may be required or appropriate for inclusion in the Information Statement or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with the other’s counsel and auditors in the preparation of the Information Statement.

(d) At the time the Information Statement is mailed to RGA’s stockholders, RGA will ensure that the Information Statement will (i) not contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein as necessary, in order to make the statements therein, in light of the circumstances under which they were made, not misleading or necessary and (ii) comply in all material respects with the provisions of the Securities Act and Exchange Act, as applicable, and the rules and regulations thereunder; provided, however, no representation is made by Purchaser or RGA with respect to statements made in the Information Statement based on information supplied by the other party expressly for inclusion or incorporation by reference in the Information Statement or information omitted with respect to the other party.

4.05 Casualty. If, prior to the Closing, the Business or any Asset sustains material damage or destruction by fire or other casualty that Seller does not completely repair prior to Closing, Purchaser may elect to either (a) terminate this Agreement by providing written notice thereof to Seller, or (b) consummate the transactions contemplated by this Agreement subject to a mutually agreeable adjustment in the Purchase Price to reflect such unrepaired casualty loss insurance.

4.06 Employment Matters.

(a) Employment. Each Seller Entity agrees that Purchaser is under no obligation to: (i) hire any employees of the Business; (ii) maintain any of RGA’s or any of its Affiliates’ employees that it does hire at the same position, title or level of responsibility that they had with RGA or any of its Affiliates; (iii) grant seniority or service credit or recognize accrued vacation or sick leave time to any such employee; or (iv) pay any specified level of compensation or benefits to any such employee.

(b) Employment Liabilities. Purchaser does not assume, and Seller or its Affiliates, as applicable, hereby retains, any and all employment related costs, obligations and liabilities of the Business, including, without limitation, costs, obligations and liabilities relating to severance rights of employees of the Business (including those rights to health care continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”)), employment discrimination, unfair labor practices, wage and hour laws, health and safety, workers compensation, wrongful discharge, compensation, fringe benefits, insurance, employee benefit plans, pensions, retiree medical, severance pay, vacations, torts, accidents, disabilities, injuries, sickness, exposure to harmful conditions, breach of oral or written employment contracts or collective bargaining agreements, or breach of law, statute, judgment, decree, injunction, order, writ, rule or regulation of any governmental authority. The entire liability for continuing acts or conditions (such as exposure to harmful conditions or continuing discrimination) shall be retained and assumed by Seller.

(c) Employment Agreement. HSOA and James Rea agree to use commercially reasonable efforts to negotiate and execute an agreement for the employment of James Rea by HSOA or one of its subsidiaries upon terms mutually acceptable to HSOA and James Rea. Notwithstanding the foregoing sentence, (i) James Rea acknowledges and agrees that neither HSOA nor any of its subsidiaries has any obligation to hire James Rea, and (ii) HSOA acknowledges and agrees that James Rea has no obligation to agree to any employment arrangement with HSOA or any of its subsidiaries.

4.07 Pre-closing Deliveries.

(a) The Seller’s Deliveries. Concurrently with the execution of this Agreement, the Seller shall deliver to the Purchaser, each of the following:

(i) the Seller’s Disclosure Schedule to this Agreement, satisfactory to the Purchaser in all respects;

(ii) all corporate resolutions of each Seller Entity approving this Agreement and the transactions contemplated hereby;

(iii) the duly executed RGA Stockholder Consent; and

(iv) a duly executed counterpart to the Equipment Lease between CTFD, CTFD Marine and the Purchaser (the “Lease”), pursuant to which CTFD and CTFD Marine agree to lease certain equipment to the Purchaser upon the terms set forth therein.

(b) The Purchaser’s Deliveries. Concurrently with the execution of this Agreement, the Purchaser shall deliver to the Seller, each of the following:

(i) the corporate resolutions of the Purchaser approving this Agreement and the transactions contemplated hereby; and

(ii) a duly executed counterpart to the Lease.

ARTICLE V

REPRESENTATIONS OF PURCHASER

The Purchaser represents the following:

5.01 Good Standing. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

5.02 Corporate Approval. This Agreement, and the execution, delivery and performance of same, have been duly approved by the Purchaser and HSOA and constitutes a valid and binding obligation against the Purchaser and HSOA, enforceable in accordance with its terms. No consent, approval or order of any person, entity, organization or third party is required in connection with the execution, delivery or performance of the transactions contemplated by the Agreement other than such consents that have been obtained or that will be obtained prior to the Closing Date. A copy of all corporate resolutions of the Purchaser and HSOA relating to this Agreement and the transactions contemplated hereby shall be delivered by the Purchaser to the Seller upon the execution hereof.

5.03 Brokers or Finders Fees. No person is entitled to compensation by reason of any agreement or understanding with the Purchaser, as a broker or finder in connection with the sale and purchase of the Assets.

5.04 Litigation. Other than in relation to any claims or causes of action of Laurus, including based on the lawsuits filed August 31, 2007 in the New York County Clerk’s Office entitled Laurus Master Fund, Ltd. v. Home Solutions of America, Inc. and Fireline Restoration, Inc. and Laurus Master Fund, Ltd. v. Frank Fradella, there is not pending or, to the knowledge of the Purchaser, threatened, any litigation, action, suit, arbitration, investigation, inquiry, audit, complaint, charge or other proceeding to which the Purchaser is a party involving the Purchaser’s business, or to which the Purchaser’s business is or could be subject, before or by any court or governmental or regulatory agency or body.

5.05 No Violation. The execution, delivery and performance of this Agreement and all other agreements and instruments executed and delivered by the Purchaser in connection with this Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in the breach of any term or provision of, or violate or constitute a judgment, decree, writ, law or regulation to which the Purchaser is a party or by which the Purchaser is in any way bound or obligated.

5.06 Financial Capability. The Purchaser has the financial capability to purchase the Assets on the terms and subject to the conditions set forth in this Agreement.

5.07 Representations as of the Effective Date and Closing. The Purchaser’s representations set forth in this Agreement shall be true on and as of the date of this Agreement and the Closing as though such representations were made on and as of such times.

ARTICLE VI

CONDITIONS PRECEDENT TO PERFORMANCE

6.01 Conditions Precedent to Seller’s Performance. The obligations of the Seller to consummate the sale of the Assets to Purchaser contemplated by this Agreement under this Agreement are subject to the satisfaction of all the conditions set out in this Section 6.01. The Seller may waive any or all of these conditions in whole or in part without prior notice, provided, however, that no such waiver of a condition shall constitute a waiver by the Seller of any of its other rights or remedies, at law or in equity, if the Purchaser shall be in default of any of its representations, warranties or covenants under this Agreement:

(a) all representations by the Purchaser contained in this Agreement, shall be true on and as of the date of this Agreement and the Closing;

(b) the Purchaser shall have performed all covenants and agreements and satisfied all conditions required by this Agreement to be performed, complied with or satisfied, shall have released the Laurus Debt and its Liens on the Assets pursuant to the terms and conditions of the Release Agreement, and HSOA shall have issued the Shares to Laurus under the Release Agreement; and

(c) the Purchaser shall have furnished a certificate, executed on behalf of the Purchaser, confirming the matters expressed in Sections 6.01(a) and (b); and

(d) all applicable waiting periods including those promulgated under the rules and regulations of the Securities and Exchange Commission shall have expired.

6.02 Conditions Precedent to Purchaser’s Performance. The obligations of the Purchaser to consummate the purchase of the Assets from Seller contemplated by this Agreement under this Agreement are subject to the satisfaction of all the conditions set out in this Section 6.02. The Purchaser may waive any or all of these conditions in whole or in part without prior notice, provided, however, that no such waiver of a condition shall constitute a waiver by the Purchaser of any of its other rights or remedies, at law or in equity, if the Seller shall be in default of any of its representations, warranties or covenants under this Agreement:

(a) all representations by the Seller contained in this Agreement, or in any written statement delivered to Purchaser pursuant to the Agreement, shall be true on and as of the date of this Agreement and the Closing;

(b) the Seller shall have performed all covenants and agreements and satisfied all conditions required by this Agreement to be performed, complied with or satisfied;

(c) the Seller shall have timely delivered to the Purchaser all schedules, documents, instruments, licenses and agreements required under this Agreement;

(d) Seller shall have executed and delivered to Purchaser, all transfer documents, instruments and other closing deliveries contemplated by Section 1.06 hereof;

(e) Seller shall have furnished a certificate, executed on behalf of Seller, confirming the matters expressed in Sections 6.02(a), (b), (c) and (d) hereof;

(f) Each Seller Entity shall have furnished to Purchaser (i) certificates of the secretary of state of the state in which each is incorporated, dated as of a date nor more than five (5) business days prior to the Closing Date, attesting to the due incorporation, existence and good standing of each such Seller Entity, (ii) copies, certified by the Secretary of State of the state in which each is incorporated, dated as of a date not more than five (5) business days prior to the Closing Date, of each Seller Entity’s Articles or Certificate of Incorporation together with all amendments, (iii) copies, certified by the Secretaries of each Seller Entity, of the Bylaws of each Seller Entity, each as amended and in effect as of the Closing Date, (iv) copies, certified by the Secretaries of each Seller Entity, of resolutions duly adopted by the Board of Directors of each Seller Entity duly authorizing the transactions contemplated by this Agreement, and (v) a copy, certified by the Secretary of RGA, of the RGA Stockholder Consent;

(g) HSOA shall have obtained the written consent of its lender(s) to the transactions contemplated by this Agreement, and shall have entered into such agreements with its lender as are necessary or required to consummate the transactions contemplated hereby;

(h) Laurus shall have released the Laurus Debt and its Liens on the Assets, and Laurus and HSOA shall have entered into the Release Agreement on terms and conditions satisfactory to HSOA and its Board of Directors;

(i) There shall not have occurred any material adverse effect on the Assets, and there shall be no pending or threatened litigation affecting any Seller Entity or the Assets other than as disclosed on Schedule 3.08 of the Seller’s Disclosure Schedule and existing on the date this Agreement is executed, or with respect to the transactions contemplated by this Agreement;

(j) the RGA Stockholder Consent shall be subsisting and valid and not revoked;

(k) all applicable waiting periods including those promulgated under the rules and regulations of the Securities and Exchange Commission shall have expired;

(l) the Purchaser shall have received the Non-Compete, Non-Hire and Non-Solicitation Agreements duly executed by the Designated Employees; and

(m) the Closing occurs no later than the Termination Date.

ARTICLE VII

INDEMNIFICATION; RELEASE

7.01 SELLER INDEMNITY. EACH SELLER ENTITY, ON A JOINT AND SEVERAL BASIS, SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS FROM AND AGAINST, PURCHASER AND HSOA AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS AND AFFILIATES (EACH, A “PURCHASER INDEMNIFIED PARTY” AND COLLECTIVELY, THE “PURCHASER INDEMNIFIED PARTIES”), AND REIMBURSE THE PURCHASER INDEMNIFIED PARTIES FOR, ANY AND ALL CLAIMS, LOSSES, LIABILITIES, DAMAGES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES) (COLLECTIVELY, “LIABILITIES”) THAT MAY BE INCURRED BY, IMPOSED UPON OR ASSERTED AGAINST ANY PURCHASER INDEMNIFIED PARTY ARISING FROM OR RELATING TO: (I) ANY FAILURE OF ANY SELLER ENTITY TO ASSUME, PAY, PERFORM AND DISCHARGE ANY LIABILITY OR OBLIGATION OF ANY SELLER ENTITY; (II) ANY ACTION, CLAIM OR JUDICIAL OR OTHER PROCEEDING ASSERTED AGAINST ANY PURCHASER INDEMNIFIED PARTY BY ANY PERSON OR ENTITY, INCLUDING, WITHOUT LIMITATION, THE ACTIONS, CLAIMS AND JUDICIAL PROCEEDINGS DESCRIBED ON SCHEDULE 3.08 OF THE SELLER’S DISCLOSURE SCHEDULE, OR ANY STOCKHOLDER ACTION OR CLAIM WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY LIEN OR OTHER CLAIM ON OR WITH RESPECT TO THE ASSETS, OR THE FAILURE OF THE SELLER TO OBTAIN THE CONSENT OF ANY PERSON OR ENTITY OR ANY STOCKHOLDER OF RGA TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE RELEASE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, OR THE CONSULTING AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY RELATIONSHIP AMONG HSOA, LAURUS, AND RGA AND ITS SUBSIDIARIES, RESPECTIVELY, (III) ANY INACCURACY IN OR BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT, OBLIGATION OR AGREEMENT OF ANY SELLER ENTITY CONTAINED HEREIN, OR IN ANY DOCUMENT OR INSTRUMENT DELIVERED PURSUANT HERETO; (IV) THE OPERATION OF THE BUSINESS OR THE OWNERSHIP, USE OR SALE OF THE ASSETS BY THE SELLER PRIOR TO THE CLOSING (INCLUDING, WITHOUT LIMITATION, ANY CONTRACTUAL, TAX, PRODUCT, WARRANTY, TORT OR OTHER LIABILITY WHATSOEVER); (V) ALL LIABILITIES AND OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, TAX OBLIGATIONS, OF ANY SELLER ENTITY, AND (VI) ACT OR OMISSION OF ANY SELLER ENTITY CONSTITUTING OR ALLEGEDLY CONSTITUTING FRAUD, EMBEZZLEMENT OR ANY CRIME FOR WHICH IMPRISONMENT IS A PUNISHMENT, OR ANY ACT INVOLVING MORAL TURPITUDE.

7.02 PURCHASER INDEMNITY. PURCHASER AND HSOA, ON A JOINT AND SEVERAL BASIS, SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS FROM AND AGAINST, EACH SELLER ENTITY AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS AND AFFILIATES (EACH, A “SELLER INDEMNIFIED PARTY” AND COLLECTIVELY, THE “SELLER INDEMNIFIED PARTIES”), AND REIMBURSE THE SELLER INDEMNIFIED PARTIES FOR, ANY AND ALL LIABILITIES THAT MAY BE INCURRED BY, IMPOSED UPON OR ASSERTED AGAINST ANY SELLER INDEMNIFIED PARTY ARISING FROM OR RELATING TO (I) ANY INACCURACY IN OR BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT, OBLIGATION OR AGREEMENT OF THE PURCHASER OR HSOA CONTAINED HEREIN, OR IN ANY DOCUMENT OR INSTRUMENT DELIVERED PURSUANT HERETO, AND (II) ANY ACTION, CLAIM OR JUDICIAL OR OTHER PROCEEDING ASSERTED AGAINST ANY SELLER INDEMNIFIED PARTY ARISING FROM OR RELATING TO THE PURCHASER’S PERFORMANCE AND/OR MANAGEMENT OF SELLER CONSTRUCTION PROJECTS UNDER OR PURSUANT TO THE CONSULTING AGREEMENT.

7.03 RELEASE BY SELLER. FOR GOOD AND VALUABLE CONSIDERATION INCLUDING THE PROMISES, AGREEMENTS, COVENANTS, REPRESENTATIONS AND OBLIGATIONS OF PURCHASER SET FORTH HEREIN, EFFECTIVE AS OF THE CLOSING DATE AND SUBJECT TO THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, EACH SELLER ENTITY HEREBY JOINTLY AND SEVERALLY IRREVOCABLY AND UNCONDITIONALLY RELEASES, ACQUITS AND FOREVER DISCHARGES EACH PURCHASER INDEMNIFIED PARTY FROM AND AGAINST ANY AND ALL CLAIMS, COMPLAINTS, GRIEVANCES, LIABILITIES, OBLIGATIONS, PROMISES AGREEMENTS, DAMAGES, CAUSES OF ACTION, RIGHTS, DEBTS, DEMANDS, CONTROVERSIES, COSTS, LOSSES, DAMAGES, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS FEES AND EXPENSES) WHATSOEVER (INCLUDING, WITHOUT LIMITATION, UNDER ANY MUNICIPAL, LOCAL, STATE OR FEDERAL LAW, COMMON OR STATUTORY), WHICH THEY OR ANY OF THEIR SUCCESSORS, ASSIGNS OR OTHER LEGAL REPRESENTATIVES OWNED, HELD, HAD OR CLAIMED TO HAVE HAD OR MAY OWN, HOLD, HAVE OR CLAIM TO HAVE ARISING ON OR PRIOR TO THE DATE OF THIS AGREEMENT. EACH SELLER ENTITY UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT THE RELEASE SET FORTH ABOVE MAY BE PLEADED AS A FULL AND COMPLETE DEFENSE AND MAYBE USED AS A BASIS FOR INJUNCTION AGAINST ANY ACTION, SUIT OR OTHER PROCEEDING WHICH MAY BE INSTITUTED, PROSECUTED OR ATTEMPTED IN BREACH OF THE PROVISIONS OF SUCH RELEASE. SIMILARLY, EACH SELLER ENTITY AGREES THAT NO FACT, EVENT, CIRCUMSTANCE, EVIDENCE OR TRANSACTION WHICH COULD NOW BE ASSERTED OR WHICH MAY HEREAFTER BE DISCLOSED SHALL AFFECT IN ANY MANNER THE FINAL, ABSOLUTE AND UNCONDITIONAL NATURE OF THE RELEASE SET FORTH ABOVE. THE PURCHASER INDEMNIFIED PARTIES UNDERSTAND, ACKNOWLEDGE AND AGREE THAT THE RELEASE SET FORTH ABOVE SHALL NOT EXTEND TO OR LIMIT IN ANY MANNER WHATSOEVER ANY RIGHTS OF SELLER UNDER THIS AGREEMENT OR ANY CLAIMS OR CAUSES OF ACTION OF SELLER THAT MAY ARISE OUT OF OR RELATE TO THIS AGREEMENT.

7.04 PURCHASER RELEASE. FOR GOOD AND VALUABLE CONSIDERATION INCLUDING THE PROMISES, AGREEMENTS, COVENANTS, REPRESENTATIONS AND OBLIGATIONS OF SELLER SET FORTH HEREIN, EFFECTIVE AS OF THE CLOSING DATE AND SUBJECT TO THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, EACH OF PURCHASER AND HSOA HEREBY JOINTLY AND SEVERALLY IRREVOCABLY AND UNCONDITIONALLY RELEASES, ACQUITS AND FOREVER DISCHARGES EACH SELLER INDEMNIFIED PARTY FROM AND AGAINST ANY AND ALL CLAIMS, COMPLAINTS, GRIEVANCES, LIABILITIES, OBLIGATIONS, PROMISES AGREEMENTS, DAMAGES, CAUSES OF ACTION, RIGHTS, DEBTS, DEMANDS, CONTROVERSIES, COSTS, LOSSES, DAMAGES, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS FEES AND EXPENSES) WHATSOEVER (INCLUDING, WITHOUT LIMITATION, UNDER ANY MUNICIPAL, LOCAL, STATE OR FEDERAL LAW, COMMON OR STATUTORY), WHICH THEY OR ANY OF THEIR SUCCESSORS, ASSIGNS OR OTHER LEGAL REPRESENTATIVES OWNED, HELD, HAD OR CLAIMED TO HAVE HAD OR MAY OWN, HOLD, HAVE OR CLAIM TO HAVE ARISING ON OR PRIOR TO THE DATE OF THIS AGREEMENT. EACH OF PURCHASER AND HSOA UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT THE RELEASE SET FORTH ABOVE MAY BE PLEADED AS A FULL AND COMPLETE DEFENSE AND MAYBE USED AS A BASIS FOR INJUNCTION AGAINST ANY ACTION, SUIT OR OTHER PROCEEDING WHICH MAY BE INSTITUTED, PROSECUTED OR ATTEMPTED IN BREACH OF THE PROVISIONS OF SUCH RELEASE. SIMILARLY, EACH OF PURCHASER AND HSOA AGREES THAT NO FACT, EVENT, CIRCUMSTANCE, EVIDENCE OR TRANSACTION WHICH COULD NOW BE ASSERTED OR WHICH MAY HEREAFTER BE DISCLOSED SHALL AFFECT IN ANY MANNER THE FINAL, ABSOLUTE AND UNCONDITIONAL NATURE OF THE RELEASE SET FORTH ABOVE. THE SELLER INDEMNIFIED PARTIES UNDERSTAND, ACKNOWLEDGE AND AGREE THAT THE RELEASE SET FORTH ABOVE SHALL NOT EXTEND TO OR LIMIT IN ANY MANNER WHATSOEVER ANY RIGHTS OF PURCHASER AND HSOA UNDER THIS AGREEMENT OR ANY CLAIMS OR CAUSES OF ACTION OF PURCHASER AND HSOA THAT MAY ARISE OUT OF OR RELATE TO THIS AGREEMENT.

ARTICLE VIII

TERMINATION OF AGREEMENT

8.01 Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated and abandoned at any time on or prior to the Closing as follows:

(a) by the written consent of Purchaser and Seller;

(b) by Purchaser, (i) if there is or occurs an inaccuracy in any material respect in the representations and warranties of any Seller Entity set forth in this Agreement, which inaccuracy is not capable of being cured by the Termination Date, (ii) if there has been a breach in any material respect of a covenant of any Seller Entity, or a failure in any material respect on the part of any Seller Entity to comply with their respective obligations hereunder, and such breach or failure is not capable of being cured by the Termination Date; (iii) if there occurs any casualty with respect to the any Asset as described herein, or (iv) if any proposed supplement, change or amendment to any Schedule submitted by Seller to Purchaser is unacceptable to Purchaser;

(c) by Purchaser if any of the conditions of the Seller set forth in Section 6.02 hereof are not satisfied on or before the Termination Date;

(d) by Seller, (i) if there is or occurs an inaccuracy in any material respect in the representations and warranties of Purchaser set forth in this Agreement, which inaccuracy is not capable of being cured by the Termination Date, or (ii) if there has been a breach in any material respect on the part of Purchaser to comply with its obligations hereunder, and such breach or failure is not capable of being cured by the Termination Date;

(e) by Seller if any of the conditions set forth in Section 6.01 hereof are not satisfied on or before the Termination Date; or

(f) by Purchaser if the Closing Date shall not have occurred before the Termination Date for any reason other than the failure of the Purchaser to perform in any material respect its obligations hereunder or the breach or inaccuracy in any material respect of a representation or warranty made by such party.

8.02 Obligations Upon Termination.

(a) In the event that this Agreement is terminated pursuant to the provisions of Section 8.01(a) or (f), neither party shall have any further obligation to the other.

(b) If either party shall terminate this Agreement pursuant to Sections 8.01(b), (c), (d) or (e) because a condition to the terminating party’s obligations under this Agreement is not satisfied as a result of the other party’s failure to comply with its obligations under this Agreement, the terminating party’s right to pursue any and all rights it may have at law or equity or hereunder shall survive unimpaired.

ARTICLE IX

MISCELLANEOUS

9.01 Survival of Representations. All statements contained in any exhibit, schedule, certificate or other instrument delivered by or on behalf of the Seller or the Purchaser pursuant to this Agreement, or in connection with the transaction contemplated hereby, shall be deemed representations by the Seller or by the Purchaser, respectively, hereunder. All representations and agreements made by the Seller and the Purchaser shall survive until the third anniversary date following the Closing.

9.02 Legal Expenses. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged or actual dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

9.03 Invalid Provisions. If any one or more of the provisions of this Agreement shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it valid and enforceable, and the validity and enforceability of all other provisions of this Agreement shall not be affected thereby.

9.04 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Seller and the Purchaser, and their respective heirs, successors and assigns. This Agreement may not be assigned or transferred without the written consent of all parties thereto.

9.05 Casualty. The Seller shall bear all risk of casualty loss or damage to the Assets until and through the Closing. The Purchaser shall bear all risk of casualty loss or damage to the Assets after the Closing.

9.06 Public Announcements. Any public announcement concerning this Agreement before the Closing or any of the terms hereof shall be made only with the prior approval of the Seller and Purchaser, other than required filings under applicable securities laws.

9.07 Delivery of Exhibits. All exhibits, schedules, and documents referred to in or attached to this Agreement are integral parts of this Agreement and are incorporated herein for all purposes as if fully set forth herein.

9.08 Further Assurances. The parties shall give further assurances, take such actions and execute such further documents as are necessary or desirable to effectuate the purpose of this Agreement.

9.09 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) on the date of delivery if personally delivered, delivered by nationally recognized overnight delivery service guaranteeing at least second business day delivery, or (b) on the date of delivery as evidenced by the return receipt or similar evidence or on the fifth calendar day after mailing, whichever is earlier in time, if mailed, by registered or certified mail or delivered by any express delivery service, postage prepaid, and properly addressed as set forth below or at such other address as the addressee may have previously specified by notice delivered in accordance with this paragraph.

If to Seller:

RG America, Inc.
Restoration Group America 2003, Inc.
Restoration Group America, Inc.
RG Restoration, Inc.
RG Insurance Services, Inc.
CTFD, Inc.
CTFD Marine, Inc.
RG Risk Management, Inc.
Invvision Funding, Inc.
Practical Building Solutions 2000, Inc.
RG Florida GC, Inc.
Attn: James Rea
1507 Capital Avenue, Suite 101
Plano, Texas 75074
Facsimile: (972) 665-0865

With a copy (which shall not constitute notice) to:

Hughes & Luce LLP
1717 Main Street
Suite 2800
Dallas, Texas 75201
Attention: I. Bobby Majumder, Esq.
Facsimile: (214) 939-5849

If to Purchaser:

Fireline Restoration, Inc.
Attn: Brian Marshall, President
3018 Horatio Street
Tampa, Florida 33609
Facsimile: (813) 353-972

9.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE UNITED STATES AND THE STATE OF TEXAS AND WILL, TO THE MAXIMUM EXTENT PRACTICABLE, BE DEEMED TO CALL FOR PERFORMANCE IN DALLAS COUNTY, TEXAS.

9.11 Effect of Captions. The captions of sections of this Agreement shall have been inserted solely for convenience and reference, and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

9.12 Entire Agreement; Modification; Waiver. This Agreement constitutes the entire Agreement between the Seller and the Purchaser pertaining to the subject matter contained herein, and supersedes all prior agreements, representations and all understandings of the parties. The parties acknowledge and agree that no supplement or amendment of this Agreement shall be binding unless expressed as such and executed in writing by the Seller and the Purchaser. No waiver of any of the provisions of this Agreement shall be deemed or constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

[The remainder of this page is left blank intentionally.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

SELLER:	RG AMERICA, INC.

	By:	/s/ James A. Rea
	Name:	James A. Rea
	Title:	Chief Executive Officer

PURCHASER:	FIRELINE RESTORATION, INC.

	By:	/s/ Brian Marshall
	Name:	Brian Marshall
	Title:	President

OTHER SELLER ENTITIES:	RESTORATION GROUP AMERICA, 2003, INC.

	By:	/s/ James A. Rea
	Name:	James A. Rea
	Title:	President

RESTORATION GROUP AMERICA, INC.

	By:	/s/ James A. Rea
	Name:	James A. Rea
	Title:	President

RG RESTORATION, INC.

	By:	/s/ James A. Rea
	Name:	James A. Rea
	Title:	President

RG INSURANCE SERVICES, INC.

By:	/s/ James A. Rea
Name:	James A. Rea
Title:	President

CTFD, INC.
By:	/s/ James A. Rea
Name:	James A. Rea
Title:	President

CTFD MARINE, INC.

By:	/s/ James A. Rea
Name:	James A. Rea
Title:	President

RG RISK MANAGEMENT, INC.

By:	/s/ James A. Rea
Name:	James A. Rea
Title:	President

INVVISION FUNDING, INC.

By:	/s/ James A. Rea
Name:	James A. Rea
Title:	President

PRACTICAL BUILDING SOLUTIONS 2000, INC.

By:	/s/ James A. Rea
Name:	James A. Rea
Title:	President

RG FLORIDA GC, INC.

By:	/s/ James A. Rea
Name:	James A. Rea
Title:	President

AGREED AND ACCEPTED AS TO SECTION 4.06(c):

/s/ James A. Rea
James A. Rea

THE PROVISIONS OF SECTION 1.02 ARE HEREBY AGREED TO AND ACCEPTED:

HOME SOLUTIONS OF AMERICA, INC.

By:	/s/ Jeff Mattich
Name:	Jeff Mattich
Title:	Chief Financial Officer

List of Exhibits

Exhibit A	Royalty Agreement

Exhibit B	Allocation of Purchase Price

List of Schedules

Schedule 1.01	Assets

Schedule 2.03	Liabilities

Schedule 3.05	Liens

Schedule 3.08	Litigation

Schedule 3.11	Absence of Undisclosed Information

Schedule 3.16	Intellectual Property